SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 1999
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                            FLEET BOSTON CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  RHODE ISLAND
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                  (State or other jurisdiction of incorporation)

                1-6366                                     05-0341324
    --------------------------------           ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

     One Federal Street, Boston, MA                         02110
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(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code: 617-346-4000
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Item 5.     Other Events

            On October 1, 1999, BankBoston Corporation ("BankBoston") merged with and into Fleet Financial Group, Inc. ("Fleet"). Following the merger, Fleet was renamed Fleet Boston Corporation ("Fleet Boston"). Each BankBoston stockholder received for each share of BankBoston common stock held by such stockholder, except for shares held by dissenting shareholders or shares held by Fleet or its subsidiaries or by BankBoston or its subsidiaries (other than in both cases shares held in a fiduciary capacity or as a result of debts previously contracted), 1.1844 shares of the Common Stock, $0.01 par value (including the associated preferred share purchase rights), of Fleet.

            The merger was accounted for as a pooling of interests. Accordingly, Fleet Boston hereby files supplemental consolidated financial statements for the years ended December 31, 1998, 1997, and 1996 that reflect the merger as if Fleet and BankBoston had been combined for all periods presented.

Item 7.     Financial Statements and Exhibits

            (a)   Not applicable.
            (b)   Not applicable.
            (c)   Exhibits

            The following exhibits are filed as part of this report.

12(a) Computation of the Corporation's Supplemental Consolidated Ratio of Earnings to Fixed Charges (including preferred dividends)

12(b) Computation of the Corporation's Supplemental Consolidated Ratio of Earnings to Fixed Charges (excluding preferred dividends)

23(a)       Report of Independent Accountants

23(b)       Consent of Independent Accountants

27(a)       Restated Financial Data Schedule for the year ended December 31,
            1998

27(b)       Restated Financial Data Schedule for the year ended December 31,
            1997

27(c)       Restated Financial Data Schedule for the year ended December 31,
            1996

99(a) Supplemental Selected Financial Highlights; Supplemental Management's Discussion and Analysis; Supplemental Consolidated Balance Sheets of Fleet Boston as of December 31, 1998 and 1997; Supplemental Consolidated Statements of Income of Fleet Boston for the years ended December 31, 1998, 1997, and 1996; Supplemental Consolidated Statements of Changes in Stockholders' Equity and Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997, and 1996; Footnotes to Supplemental Consolidated Financial Statements; Supplemental Statistical Disclosure by Bank Holding Companies.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                       FLEET BOSTON CORPORATION
                                              Registrant


                                       By: /s/ Eugene M. McQuade
                                           ---------------------
                                           Eugene M. McQuade
                                           Vice Chairman and
                                           Chief Financial Officer


                                           /s/ Robert C. Lamb, Jr.
                                           -----------------------
                                           Robert C. Lamb, Jr.
                                           Controller

Dated: November 22, 1999